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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 8, 2005

                Date of Report (Date of earliest event reported)
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                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)



    DELAWARE                         000-30229                  04-3387074
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
of Incorporation)                                            Identification No.)


                250 APOLLO DRIVE, CHELMSFORD, MASSACHUSETTS 01824
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 614-8100

              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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         The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.02. Results of Operations and Financial Condition.

         On August 8, 2005, Sonus Networks, Inc. issued a press release reporting its financial results for the quarter ended June 30, 2005. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c)      Exhibit

         The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

         99.1 Press release of Sonus Networks, Inc. dated August 8, 2005 reporting financial results for the quarter ended June 30, 2005.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 8, 2005                                SONUS NETWORKS, INC.

                                                    By:
                                                         /s/ Ellen Richstone
                                                         -----------------------
                                                         Ellen Richstone
                                                         Chief Financial Officer




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                                  Exhibit Index

99.1 Press release of Sonus Networks, Inc. dated August 8, 2005 reporting financial results for the quarter ended June 30, 2005.